UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

June 17, 2004
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240

(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Letter of Deloitte & Touche LLP Re: Unaudited Interim Financial Information
Unaudited Condensed Consolidated Financial Statements of TXU Gas Company
Unaudited Proforma Combined Balance Sheet and Statements of Income

Item 8.01. Other Events.

     On June 17, 2004, a subsidiary of Atmos Energy Corporation entered into a definitive agreement to acquire the natural gas distribution and pipeline operations of TXU Gas Company, a subsidiary of TXU Corp. The audited consolidated financial statements of TXU Gas Company and its subsidiaries as of December 31, 2003 and 2002 and for the three years ended December 31, 2003 were filed as Exhibit 99.1 to our current report on Form 8-K on July 7, 2004. The unaudited condensed consolidated financial statements of TXU Gas Company and its subsidiaries as of June 30, 2004 and for the quarterly periods ended June 30, 2004 and 2003 are filed as Exhibit 99.1 hereto. Please note that these audited and unaudited financial statements of TXU Gas Company reflect the entire assets and operations of TXU Gas Company. However, under the terms of the definitive agreement, we are only acquiring the natural gas distribution and pipeline operations of TXU Gas Company. Our unaudited pro forma combined balance sheet as of June 30, 2004 and our unaudited pro forma combined statements of income for the nine months ended June 30, 2004 and the twelve months ended September 30, 2003, which are filed as Exhibit 99.2 hereto, give effect to our acquisition of the TXU Gas operations and entering into the related bridge financing facility, which we will use to finance the acquisition, as well as the application of the net proceeds of $235.8 million from our recent offering of our common stock towards the purchase price of the TXU Gas operations.

     Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

15.1	Letter of Deloitte & Touche LLP regarding unaudited interim financial information

99.1	Unaudited condensed consolidated financial statements of TXU Gas Company and its Subsidiaries as of June 30, 2004 and for the quarterly periods ended June 30, 2004 and 2003

99.2	Unaudited pro forma combined balance sheet of Atmos Energy Corporation as of June 30, 2004 and unaudited pro forma combined statements of income for the nine months ended June 30, 2004 and the 12 months ended September 30, 2003

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)

DATE: August 31, 2004	By:	/s/ LOUIS P. GREGORY

Louis P. Gregory Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
15.1	Letter of Deloitte & Touche LLP regarding unaudited interim financial information

99.1	Unaudited condensed consolidated financial statements of TXU Gas Company and its Subsidiaries as of June 30, 2004 and for the quarterly periods ended June 30, 2004 and 2003

99.2	Unaudited pro forma combined balance sheet of Atmos Energy Corporation as of June 30, 2004 and unaudited pro forma combined statements of income for the nine months ended June 30, 2004 and the 12 months ended September 30, 2003

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